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                                                                    Exhibit (23)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into the company's previously filed Registration Statements on Form S-8, File Nos. 2-64668, 2-40183, 2-80336 and 33-57189, and 333-39938.

                                                            ARTHUR ANDERSEN LLP

Chicago, Illinois
March 20, 2002